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                                                                   Exhibit 10.73

                                                          [BANK OF AMERICA LOGO]

To:                         Nelnet Loan Services, Inc. and Nelnet Inc.
                            121 S. 13th Street, Suite 301
                            Lincoln, NE 68508
Attn:                       Julie Waltke
Telephone:                  402-458-2310
Fax:                        402-458-2399

From:                       Bank of America, N. A.
                            233 South Wacker Drive - Suite 2800
                            Chicago
                            Illinois 60606
                            U.S.A.
Department:                 Swaps Operations
Telephone:                  (+1)312 234 2732
Fax:                        (+1)312 234 3603

Date:                       25th July 2003

Our Reference No:           3108646
Reference Name:             Jay Saunders
Internal Tracking No:       13031110

Dear Sir/Madam,

The purpose of this letter agreement is to conform the terms and conditions of the Transaction entered into between Nelnet Loan Services, Inc. and Nelnet Inc. and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 20th August 2001, as amended and supplemented from time to time, between the parties. All provisions contained, in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Nelnet Loan Services, Inc. and Nelnet Inc..

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GENERAL TERMS:

The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:        USD 1,000,000,000.00

         Trade Date:             25th July 2003

         Effective Date:         25th July 2003

         Termination Date:       26th July 2004, subject to adjustment in accordance with the
                                 Modified Following Business Day Convention

FIXED AMOUNTS:

         Fixed Rate Payer:       Party B

         Fixed Rate Payer        The 25th of each Month, commencing on 25th August 2003
         Payment Dates:          and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

         Fixed Rate:             1.18000 per cent

         Fixed Rate Day
         Count Fraction:         Actual/360

FLOATING AMOUNTS:

         Floating Rate Payer:    Party A

         Floating Rate
         Payer Payment Dates:    The 25th of each Month, commencing on 25th August 2003
                                 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day
                                 Convention

         Floating Rate for
         initial Calculation
         Period:                 1.10000 per cent

         Floating Rate Option:   USD-LIBOR-BBA

         Designated Maturity:    1 Month

         Spread:                 None

         Floating Rate Day
         Count Fraction:         Actual/360

         Reset Dates:            First day of each Calculation Period

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BUSINESS DAYS:                   NewYork and London

CALCULATION AGENT:               Party A

RECORDING OF Conversations:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

ACCOUNT DETAILS:

    Account for payments to
    Party A:                                  USD
                             Pay to:          Bank of America, N.A., New York
                             ABA#:            026009593
                             Favour:          Bank of America, N.A., Charlotte
                             Account Number:  6550219386
                             Swift Code:      BOFAUS6SGDS

    Account for payments to
    Party B:                                  USD
                             Pay to:          Union Bank and Trust, Lincoln
                             ABA#:            104910795
                             Favour:          NelNet, Inc.
                             Account Number: 6014352

OFFICES:

    The Office of Party A
    for this
    Transaction is:          Charlotte - NC, United States
                             Please send reset notices to fax no.
                               (+1 312) 234-3603.

    The Office of Party B
    for this
    Transaction is:          Lincoln - NE, United States

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations (fax no.
(+1 312)234 3603).

                            Accepted and confirmed as of the date first written:
Bank of America, N.A.       Nelnet Loan Services, Inc. and Nelnet Inc.

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